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                             FIRST AMENDMENT TO THE
                             ----------------------
                 MANOR CARE, INC. SENIOR MANAGEMENT SAVINGS PLAN
                 -----------------------------------------------
                             FOR CORPORATE OFFICERS
                             ----------------------


In exercise of the powers and authority conferred upon and reserved to the Board of Directors of Manor Care, Inc. under and by virtue of Article VIII of the Manor Care, Inc. Senior Management Savings Plan For Corporate Officers, the Board hereby amends said Plan in the manner and to the extent set forth herein:

1. Section 2.19 and 2.20 of the Plan are renumbered 2.20 and 2.21 respectively. A new Section 2.19 is added to the Plan to read as follows:
         "2.19 "Retirement" means the termination of employment with the Company for reasons other than death after a Participant has attained age 65 or has attained age 55 or older with ten or more years of service with the Company."

2.       Section 7.02 of the Plan is amended to read as follows:
         "7.02. The entire amount credited to a Participant's Accounts shall become payable upon termination of the Participant's employment with the Company by reason of his death, total and permanent disability, or Retirement. The nonforfeitable, vested portion of a Participant's Accounts shall become payable upon termination of the Participant's employment with the Company for any other reason. Amounts so payable shall be paid to the Participant at the election of the Participant in cash or in shares of Manor Care, Inc. common stock, or a combination thereof, in a lump sum payment as soon as practicable after such termination of employment, but in no event later than January 31 of the following year. However, at least one year prior to his Retirement, the Participant may make an irrevocable election to delay receiving his benefits from the Plan to a date specific on or before the Participant attains age 65. In addition, at least one year prior to his Retirement, the Participant may make an irrevocable election to receive his benefits in


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                  installment payments. If a Participant elects distribution in the form of installment payments, he shall further designate the commencement date and period of time (not to exceed ten years) over which the installment payments are to be made. Such installment payments shall be made on an annual basis in the month of January commencing the first January following the Participant's Retirement. During the period such installment payments are being made, the remaining balances in the Participant's Accounts shall continue to be credited with earnings or losses in accordance with the provisions of
                  Article VI of the Plan. For purpose of a Participant who is retiring in 2001, such election must be given to the CEO on or before December 31, 2001."

3. Appendix A, List of Covered Officers, attached hereto, has been revised as of September 1, 2000.

4. The amendments set forth in this First Amendment to the Manor Care, Inc. Senior Management Savings Plan for Corporate Officers shall be effective January 1, 2001 unless otherwise stated.

5. The Manor Care, Inc. Senior Management Savings Plan for Corporate Officers, as amended, shall continue in full force and effect.

IN WITNESS WHEREOF, the Board of Directors of Manor Care, Inc. has caused this First Amendment to the Manor Care, Inc. Senior Management Savings Plan for Corporate Officers to be executed by its duly authorized officers as of the 1st day of January, 2001.

                             MANOR CARE, INC.



                             By  /s/ Paul A. Ormond
                                 ------------------------------------------
                                 President and Chief Executive Officer

ATTEST:



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By /s/ R. Jeffrey Bixler
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     Secretary


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                                   APPENDIX A
                                   ----------

                                MANOR CARE, INC.
                         SENIOR MANAGEMENT SAVINGS PLAN
                             FOR CORPORATE OFFICERS
                             ----------------------


                            LIST OF COVERED OFFICERS
                            ------------------------

                             AS OF SEPTEMBER 1, 2000


                   The list of Covered Officers is maintained
                      in the office of the Vice President,
                 Director of Human Resources and Labor Relations


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